Exhibit 99.1

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS THIRD QUARTER 2005 OPERATING RESULTS
AND RESTATED RESULTS FOR CERTAIN PRIOR PERIODS

CHICAGO – April 26, 2006 – Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,028.8 million for the third quarter of 2005, up 7 percent from $964.4 million, as restated, for the comparable period one year ago. Operating income was $107.8 million, up 21 percent from operating income of $89.3 million, as restated, for the third quarter of 2004. Net income available to common and diluted earnings per share were $41.5 million and $0.36, respectively. In the third quarter of 2004, net income available to common and diluted earnings per share were $43.3 million and $0.37, respectively, as restated.

On Nov. 10, 2005, TDS announced that it would restate financial results for several prior periods, resulting in a delay in issuing its third quarter 2005 results. Today, the company has completed the restatements for the first and second quarters of 2005, the years ended Dec. 31, 2002 – 2004, each of the quarters of 2003 and 2004, and certain selected financial data for the years 2000 and 2001. It was necessary to complete the restatements on amended Forms 10-Q and 10-K before the company could release third quarter operating results. All of the amended financial statements are expected to be filed with the Securities and Exchange Commission (SEC) later today.

Restated consolidated statements of operations and consolidated balance sheets are attached to this press release as appendices 1 through 5.

“We are pleased to have completed our restated financials and third quarter 2005 operating results,” said LeRoy T. Carlson, Jr., president and chief executive officer of TDS. “While the restatement and the subsequent delays were regrettable, they were necessary for both TDS and U.S. Cellular to complete a thorough review of our prior period financials. It was important for us to be confident that our restated financials were complete and fairly stated in accordance with generally accepted accounting principles.

“We are now focused on completing our year-end 2005 operating results and implementing the remediation plans included in today’s SEC filings,” continued Mr. Carlson. “We’ve learned a great deal from this experience, which we will take with us going forward. Everyone at TDS and U.S. Cellular looks forward to focusing more fully on our mission to deliver outstanding telecommunications to all of our wireless and wireline customers.”

Comments on Third Quarter 2005 Results

U.S. Cellular, TDS’s 81 percent owned subsidiary, continued to execute on its strategy of delivering outstanding customer service, resulting in another quarter of low postpay customer churn of 1.5 percent. At the same time, U.S. Cellular enhanced its growth prospects by launching service in the St. Louis market in late July, and it is off to a good start in that market. U.S. Cellular also launched its SpeedTalkSM service during the third quarter, giving customers access to a convenient ‘walkie-talkie’ service. Business customer reaction to SpeedTalk has been strong to date.

TDS Telecom, TDS’s wholly owned wireline business, has a goal to be the preferred broadband provider in its markets and the company is working diligently toward that end. During the quarter, the sales and marketing team made great progress by growing the ILEC DSL customer base to 60,300, up 83 percent from a year ago, and that momentum continued through year end. At the end of September, the ILEC provided DSL in 87 markets, covering 68 percent of its access lines. TDS Telecom’s ILEC long distance customer base also continues to grow and now numbers 316,100 customers, representing an increase of 9 percent from a year ago.

TDS Metrocom, TDS Telecom’s CLEC operation, is focused on increasing market share in its existing markets. TDS Metrocom grew revenues 7 percent compared to one year ago, while reducing operating costs and improving its overall financial position. CLEC access line equivalents are up 8 percent year over year and now total 445,600. TDS Metrocom’s sales of DSL have also been strong, with the DSL customer base growing 29 percent to 34,800, from the third quarter of 2004.

Outstanding customer service is the foundation of U.S. Cellular and TDS Telecom. Both companies received J.D. Power and Associates awards in 2005. U.S. Cellular received a ranking of “Highest Overall Satisfaction Among Wireless Telephone Users in North Central Region in a Tie” in the J.D. Power and Associates 2005 U.S. Wireless Regional Customer Satisfaction Index (CSI) StudySM. TDS Telecom was ranked “Highest in Residential All-Distance Telephone Customer Satisfaction in North Central Region” in the J.D. Power and Associates 2005 Residential All-Distance Telephone Customer Satisfaction StudySM. The North Central Region covers Wisconsin, Illinois, Indiana, Ohio, and Michigan. These honors are true testaments to both companies’ excellent customer service.

Restatement

TDS has amended its Form 10-K for the year ended Dec. 31, 2004 to restate financial statements and financial information for each of the years ended Dec. 31, 2002-2004, including quarterly information for 2004 and 2003, and certain selected financial data for the years 2001 and 2000. TDS also amended its Forms 10-Q for the first two quarters of 2005 to restate quarterly financial statements and financial information. Restated consolidated statements of operations and consolidated balance sheets are attached to this press release as appendices 1 through 5. TDS will also file its Form 10-Q for the third quarter of 2005. All of these filings can be accessed on the TDS website at www.teldta.com or on the website of the SEC at www.sec.gov.

TDS’ filings include disclosure of certain material weaknesses in internal control over financial reporting and TDS management’s plans to remediate those weaknesses.

Due to the lengthy restatement process, TDS does not expect to file its Form 10-K for the year ended Dec. 31, 2005, or its Form 10-Q for the quarter ended March 31, 2006, on a timely basis. As a result of the late filings, TDS will not be in compliance with American Stock Exchange (AMEX) listing standards. TDS has obtained an extension until June 30, 2006 to regain compliance with AMEX listing standards.

TDS has received waivers under its multi-bank revolving credit facilities, certain forward contracts and a line of credit, which permit TDS to remain in compliance with its covenants provided that it files its Form 10-K for the year ended Dec. 31, 2005 by May 31, 2006, and its Form 10-Q for the quarter ended March 31, 2006 by June 30, 2006.

Certain financial and statistical information will be posted to the website, together with reconciliations to generally accepted accounting principles (GAAP). Investors may access this additional information on the Conference Calls page of the TDS web site.

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services. TDS builds value for its shareholders by providing excellent communications services in closely related segments of the telecommunications industry. As of Dec. 31, 2005, the company employed 11,600 people and served 6.7 million customers/units in 36 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: Possible future restatements; the ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; pending and future litigation; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS or its business units, visit:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom: www.tdsmetro.com

###

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	44,690	44,690	44,576	44,391	45,581
All customers -
Customer units	5,303,000	5,227,000	5,127,000	4,945,000	4,828,000
Gross customer unit activations	355,000	340,000	426,000	408,000	387,000
Net customer unit activations	76,000	94,000	182,000	150,000	144,000
Market penetration (1)	11.87%	11.70%	11.50%	11.14%	10.59%
Retail customers -
Customer units	4,765,000	4,688,000	4,601,000	4,478,000	4,395,000
Gross customer unit activations	346,000	317,000	365,000	358,000	354,000
Net customer unit activations	77,000	81,000	123,000	105,000	111,000

Cell sites in service	5,149	5,034	4,899	4,856	4,713
Average monthly revenue per unit (2)	$46.19	$44.52	$44.46	$45.41	$47.88
Retail service revenue per unit (2)	$40.25	$39.40	$39.20	$39.93	$40.91
Inbound roaming revenue per unit (2)	$2.70	$2.27	$1.98	$2.38	$3.47
Long-distance/other revenue per unit (2)	$3.24	$2.85	$3.28	$3.10	$3.50
Minutes of use (MOU) (3)	639	627	584	568	553
Postpay churn rate per month (4)	1.5%	1.4%	1.5%	1.6%	1.6%
Marketing cost per gross customer unit addition (5)	$491	$461	$396	$440	$407
Construction Expenditures (000s)	$128,300	$143,800	$112,800	$261,500	$130,800

(1)           Market penetration is calculated using 2004 Claritas population estimates for all periods of 2005 and 2003 Claritas estimates for all periods of 2004. “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations. The 9/30/05 and 6/30/05 total population counts include the population of the market acquired from Cingular Wireless in April 2005. The total population counts on and after 12/31/04 exclude the population of the two markets sold to ALLTEL in November 2004.  The 9/30/04 total population counts include the population of the market added to consolidated operations as of 1/1/04. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period, nor are the population counts of markets for which Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, was the winning bidder in the Federal Communications Commission’s Auction 58 that concluded in February 2005.  The total population counts for all periods include the population of the two markets agreed to be divested to ALLTEL pursuant to the September 2005 exchange agreement, and exclude the population of the 15 markets agreed to be acquired pursuant to such agreement.

(2)           Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$729,504	$691,746	$671,639	$662,955	$683,258
Components:
Retail service revenue during quarter	$635,610	$612,159	$592,167	$582,950	$583,852
Inbound roaming revenue during quarter	$42,654	$35,313	$29,875	$34,812	$49,572
Long-distance/other revenue during quarter	$51,240	$44,274	$49,597	$45,193	$49,834

Divided by average customers during quarter (000s)	5,264	5,179	5,035	4,866	4,757
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$46.19	$44.52	$44.46	$45.41	$47.88
Retail service revenue per unit	$40.25	$39.40	$39.20	$39.93	$40.91
Inbound roaming revenue per unit	$2.70	$2.27	$1.98	$2.38	$3.47
Long-distance/other revenue per unit	$3.24	$2.85	$3.28	$3.10	$3.50

(3)           Average monthly local minutes of use per customer (without roaming).

(4)           Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)           This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s third quarter results, at www.uscellular.com.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
TDS Telecom
ILEC:
Access line equivalents (1)	734,800	734,200	734,000	730,400	725,500
Access lines	640,700	645,800	649,300	652,300	658,200
Dial-up Internet service accounts	89,700	94,500	98,200	101,300	104,800
Digital Subscriber Lines (DSL) customers	60,300	54,200	49,300	41,900	33,000
Long Distance customers	316,100	310,000	302,400	295,000	289,000
Construction Expenditures (000s)	$25,100	$18,800	$16,100	$27,000	$31,500
CLEC:
Access line equivalents (1)	445,600	442,900	438,000	426,800	412,500
Dial-up Internet service accounts	14,700	16,000	17,100	18,200	19,100
Percent of access lines on-switch	90.6%	89.8%	88.8%	87.9%	86.8%
Digital Subscriber Lines (DSL) customers	34,800	33,500	31,600	29,000	27,000
Construction Expenditures (000s)	$7,100	$7,200	$4,300	$12,800	$7,300

(1) Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Three Months Ended September 30,

(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2005	2004	Amount	Percent
		(As Restated)
Operating Revenues
U.S. Cellular	$795,506	$740,293	$55,213	7.5%
TDS Telecom	228,140	220,182	7,958	3.6%
All Other (1)	5,105	3,941	1,164	29.5%
	1,028,751	964,416	64,335	6.7%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	602,702	559,355	43,347	7.7%
Depreciation, amortization and accretion	126,583	127,503	(920)	(0.7)%
	729,285	686,858	42,427	6.2%
TDS Telecom
Expenses excluding depreciation and amortization	146,841	142,646	4,195	2.9%
Depreciation and amortization	40,317	42,054	(1,737)	(4.1)%
	187,158	184,700	2,458	1.3%
All Other (1)
Expenses excluding depreciation and amortization	3,846	2,935	911	31.0%
Depreciation and amortization	688	620	68	11.0%
	4,534	3,555	979	27.5%

Total Operating Expenses	920,977	875,113	45,864	5.2%
Operating Income
U.S. Cellular	66,221	53,435	12,786	23.9%
TDS Telecom	40,982	35,482	5,500	15.5%
All Other (1)	571	386	185	47.9%
	107,774	89,303	18,471	20.7%
Investment and Other Income (Expense)
Investment income	18,065	18,316	(251)	(1.4)%
Interest and dividend income	14,204	6,105	8,099	132.7%
Gain (loss) on investments	—	(491)	491	N/M
Interest expense	(53,852)	(52,135)	(1,717)	(3.3)%
Other income (expense), net	(2,968)	(2,711)	(257)	(9.5)%
	(24,551)	(30,916)	6,365	20.6%
Income Before Income Taxes and Minority Interest	83,223	58,387	24,836	42.5%
Income tax expense	32,766	11,461	21,305	185.9%
Income Before Minority Interest	50,457	46,926	3,531	7.5%
Minority share of income	(9,231)	(7,904)	(1,327)	(16.8)%
Income From Continuing Operations	41,226	39,022	2,204	5.6%
Discontinued Operations, net of tax	340	4,351	(4,011)	(92.2)%
Net Income	41,566	43,373	(1,807)	(4.2)%
Preferred dividend requirement	(50)	(51)	1	N/M
Net Income Available to Common	$41,516	$43,322	$(1,806)	(4.2)%

Basic Weighted Average Common Shares Outstanding (000s)	115,423	114,641	782	0.7%
Basic Earnings Per Share
Continuing Operations	$0.36	$0.34	$0.02	5.9%
Discontinued Operations	0.00	0.04	(0.04)	N/M
	$0.36	$0.38	$(0.02)	(5.3)%

Diluted Weighted Average Common Shares Outstanding (000s)	116,212	115,267	945	0.8%
Diluted Earnings Per Share
Continuing Operations	$0.36	$0.33	$0.03	9.1%
Discontinued Operations	0.00	0.04	(0.04)	N/M
	$0.36	$0.37	$(0.01)	(2.7)%

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Nine Months Ended September 30,

(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2005	2004	Amount	Percent
		(As Restated)
Operating Revenues
U.S. Cellular	$2,248,542	$2,099,058	$149,484	7.1%
TDS Telecom	671,663	653,047	18,616	2.9%
All Other (1)	14,192	11,495	2,697	23.5%
	2,934,397	2,763,600	170,797	6.2%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,695,009	1,591,139	103,870	6.5%
Depreciation, amortization and accretion	380,860	363,749	17,111	4.7%
(Gain) on assets held for sale	—	(725)	725	N/M
	2,075,869	1,954,163	121,706	6.2%
TDS Telecom
Expenses excluding depreciation and amortization	428,529	408,215	20,314	5.0%
Depreciation and amortization	122,988	125,774	(2,786)	(2.2)%
	551,517	533,989	17,528	3.3%
All Other (1)
Expenses excluding depreciation and amortization	11,003	8,753	2,250	25.7%
Depreciation and amortization	2,063	1,860	203	10.9%
	13,066	10,613	2,453	23.1%

Total Operating Expenses	2,640,452	2,498,765	141,687	5.7%
Operating Income
U.S. Cellular	172,673	144,895	27,778	19.2%
TDS Telecom	120,146	119,058	1,088	0.9%
All Other (1)	1,126	882	244	27.7%
	293,945	264,835	29,110	11.0%
Investment and Other Income (Expense)
Investment income	51,007	48,911	2,096	4.3%
Interest and dividend income	141,386	14,163	127,223	N/M
Gain (loss) on investments	500	(2,321)	2,821	N/M
Interest expense	(160,240)	(147,378)	(12,862)	(8.7)%
Other income (expense), net	(13,997)	(5,682)	(8,315)	(146.3)%
	18,656	(92,307)	110,963	120.2%
Income Before Income Taxes and Minority Interest	312,601	172,528	140,073	81.2%
Income tax expense	127,141	58,201	68,940	118.5%
Income Before Minority Interest	185,460	114,327	71,133	62.2%
Minority share of income	(24,129)	(19,713)	(4,416)	(22.4)%
Income From Continuing Operations	161,331	94,614	66,717	70.5%
Discontinued Operations, net of tax	340	4,351	(4,011)	(92.2)%
Net Income	161,671	98,965	62,706	63.4%
Preferred dividend requirement	(152)	(152)	—	N/M
Net Income Available to Common	$161,519	$98,813	$62,706	63.5%

Basic Weighted Average Common Shares Outstanding (000s)	115,217	114,506	711	0.6%
Basic Earnings Per Share
Continuing Operations	$1.40	$0.82	$0.58	70.7%
Discontinued Operations	0.00	0.04	(0.04)	N/M
	$1.40	$0.86	$0.54	62.8%

Diluted Weighted Average Common Shares Outstanding (000s)	116,063	115,040	1,023	0.9%
Diluted Earnings Per Share
Continuing Operations	$1.39	$0.82	$0.57	69.5%
Discontinued Operations	0.00	0.04	(0.04)	N/M
	$1.39	$0.86	$0.53	61.6%

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2005	2004
		(As Restated)
Current Assets
Cash and cash equivalents	$1,084,540	$1,171,105
Accounts receivable from customers and other	452,152	439,309
Deferred income tax asset	18,599	43,867
Materials and supplies, at average cost	66,132	91,556
Other current assets	63,720	71,877
	1,685,143	1,817,714
Investments
Licenses	1,340,489	1,228,801
Goodwill	840,873	843,387
Customer lists	18,876	24,915
Marketable equity securities	2,797,224	3,398,804
Investments in unconsolidated entities	223,770	199,518
Other investments	22,387	23,039
	5,243,619	5,718,464
Property, Plant and Equipment, net
U.S. Cellular	2,421,407	2,440,720
TDS Telecom	909,741	945,762
Other	31,553	32,962
	3,362,701	3,419,444

Other Assets and Deferred Charges	54,008	56,981

Assets of Operations Held for Sale	66,644	—

Total Assets	$10,412,115	$11,012,603

LIABILITIES AND STOCKHOLDERS’ EQUITY

	September 30,	December 31,
	2005	2004
		(As Restated)
Current Liabilities
Current portion of long-term debt	$202,727	$38,787
Notes payable	—	30,000
Accounts payable	272,110	327,497
Customer deposits and deferred revenues	119,366	119,196
Accrued taxes	92,654	63,184
Accrued compensation	56,414	71,707
Other current liabilities	93,404	79,100
	836,675	729,471

Deferred Liabilities and Credits
Net deferred income tax liability	1,417,552	1,488,655
Derivative Liability	686,327	1,210,500
Other deferred liabilities and credits	240,165	220,206
	2,344,044	2,919,361

Long-term Debt	3,372,147	3,664,243

Liabilities of Operations Held for Sale	5,585	—

Minority Interest in Subsidiaries	547,539	499,468

Preferred Shares	3,863	3,864

Common Stockholders’ Equity
Common Shares, $.01 par value	565	564
Special Common Shares, $.01 par value	629	—
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,815,886	1,822,541
Treasury Shares, at cost
Common Shares	(209,971)	(449,173)
Special Common Shares	(211,201)	—
Accumulated other comprehensive income	324,324	370,857
Retained earnings	1,581,966	1,451,343
	3,302,262	3,196,196

Total Liabilities and Stockholders’ Equity	$10,412,115	$11,012,603

BALANCE SHEET HIGHLIGHTS

SEPTEMBER 30, 2005

(Unaudited, dollars in thousands)

		U.S.	TDS	TDS Corporate	Intercompany	TDS
		Cellular	Telecom	& Other	Eliminations	Consolidated
	Cash and cash equivalents	$31,069	$345,702	$707,769	$—	$1,084,540
	Affiliated cash investments	—	484,745	—	(484,745)	—
	Notes receivable-affiliates	—	—	349,015	(349,015)	—
		$31,069	$830,447	$1,056,784	$(833,760)	$1,084,540

	Licenses, goodwill and customer lists	$1,802,063	$395,894	$2,281	$—	$2,200,238
	Marketable equity securities	270,582	74,372	2,452,270	—	2,797,224
	Investment in unconsolidated entities	178,874	3,623	50,203	(8,930)	223,770
	Other investments	4,727	14,284	3,376	—	22,387
		$2,256,246	$488,173	$2,508,130	$(8,930)	$5,243,619

	Property, Plant and Equipment, net	$2,421,407	$909,741	$31,553	$—	$3,362,701

Notes :	payable external	$—	$—	$—	$—	$—
	cash management	—	—	484,745	(484,745)	—
	intercompany	—	349,015	—	(349,015)	—
		$—	$349,015	$484,745	$(833,760)	$—

	Forward contracts	$159,856	$41,182	$1,501,762	$—	$1,702,800

	Long-term Debt:
	Current portion	$—	$378	$202,349	$—	$202,727
	Non-current portion	1,001,271	4,416	663,660	—	1,669,347
	Total	$1,001,271	$4,794	$866,009	$—	$1,872,074

	Preferred Shares	$—	$—	$3,863	$—	$3,863

	Construction expenditures:
	Quarter ended 9/30/05	$128,287	$32,250	$2,772		$163,309
	Nine Months ended 9/30/05	$384,844	$78,646	$7,224		$470,714

TDS Telecom Highlights

Three Months Ended September 30,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2005	2004	Amount	Percent
		(As Restated)
Local Telephone Operations
Operating Revenues
Local service	$50,477	$51,203	$(726)	(1.4)%
Network access and long-distance	94,139	91,185	2,954	3.2%
Miscellaneous	23,953	22,450	1,503	6.7%
	168,569	164,838	3,731	2.3%
Operating Expenses
Network operations	47,601	43,257	4,344	10.0%
Customer operations	22,184	22,431	(247)	(1.1)%
Corporate expenses	21,653	21,077	576	2.7%
Depreciation and amortization	33,319	32,667	652	2.0%
	124,757	119,432	5,325	4.5%

Operating Income	$43,812	$45,406	$(1,594)	(3.5)%

Competitive Local Exchange Carrier Operations
Revenues	$60,697	$56,574	$4,123	7.3%

Expenses excluding depreciation and amortization	56,529	57,111	(582)	(1.0)%
Depreciation and amortization	6,998	9,387	(2,389)	(25.5)%
	63,527	66,498	(2,971)	(4.5)%

Operating (Loss)	$(2,830)	$(9,924)	$7,094	71.5%

Intercompany revenues	$(1,126)	$(1,230)	$104	N/M
Intercompany expenses	(1,126)	(1,230)	104	N/M
	—	—	—	N/M

Total TDS Telecom Operating Income	$40,982	$35,482	$5,500	15.5%

N/M - Percentage change not meaningful.

TDS Telecom Highlights

Nine Months Ended September 30,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2005	2004	Amount	Percent
		(As Restated)
Local Telephone Operations
Operating Revenues
Local service	$150,200	$152,979	$(2,779)	(1.8)%
Network access and long-distance	275,452	268,914	6,538	2.4%
Miscellaneous	69,139	65,757	3,382	5.1%
	494,791	487,650	7,141	1.5%
Operating Expenses
Network operations	134,234	120,250	13,984	11.6%
Customer operations	68,773	68,449	324	0.5%
Corporate expenses	63,086	61,657	1,429	2.3%
Depreciation and amortization	101,165	97,639	3,526	3.6%
	367,258	347,995	19,263	5.5%

Operating Income	$127,533	$139,655	$(12,122)	(8.7)%

Competitive Local Exchange Carrier Operations
Revenues	$180,736	$168,555	$12,181	7.2%

Expenses excluding depreciation and amortization	166,300	161,017	5,283	3.3%
Depreciation and amortization	21,823	28,135	(6,312)	(22.4)%
	188,123	189,152	(1,029)	(0.5)%

Operating (Loss)	$(7,387)	$(20,597)	$13,210	64.1%

Intercompany revenues	$(3,864)	$(3,158)	$(706)	N/M
Intercompany expenses	(3,864)	(3,158)	(706)	N/M
	—	—	—	N/M

Total TDS Telecom Operating Income	$120,146	$119,058	$1,088	0.9%

N/M - Percentage change not meaningful.

Appendix 1

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Year Ended December 31,

(Unaudited, dollars in thousands, except per share amounts)

	2004		2003		2002
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Operating Revenues	$3,720,389	$3,703,920	$3,445,216	$3,455,174	$2,998,474	$3,012,547
Operating Expenses
Cost of services and products (excluding depreciation, amortization and accretion shown separately below)	1,304,171	1,323,928	1,182,885	1,200,978	962,760	979,988
Selling, general and administrative	1,420,967	1,380,718	1,298,294	1,293,853	1,138,914	1,133,347
Depreciation, amortization and accretion	667,956	670,731	595,732	598,336	510,445	512,931
Loss on impairment of intangible assets	29,440	29,440	49,595	49,595	—	—
Loss on impairment of long-lived assets	87,910	87,910	4,914	4,914	—	—
(Gain) loss on assets held for sale	(10,806)	(10,806)	45,908	45,908	—	—
Total Operating Expenses	3,499,638	3,481,921	3,177,328	3,193,584	2,612,119	2,626,266

Operating Income	220,751	221,999	267,888	261,590	386,355	386,281

Investment and Other Income (Expense)
Investment income	69,623	64,900	53,154	52,179	43,675	43,799
Interest and dividend income	27,755	28,803	19,918	20,140	57,330	57,705
Gain (loss) on investments	36,854	38,209	(10,200)	(10,200)	(1,888,391)	(1,888,391)
Interest expense	(198,706)	(198,706)	(171,391)	(171,391)	(132,224)	(132,224)
Minority interest in income of subsidiary trust	—	—	(16,678)	(16,678)	(24,810)	(24,810)
Other income (expense), net	(6,931)	(6,592)	(11,955)	(13,880)	2,396	986
Investment and Other Income (Expense)	(71,405)	(73,386)	(137,152)	(139,830)	(1,942,024)	(1,942,935)

Income (Loss) from Continuing Operations before Income Taxes and Minority Interest	149,346	148,613	130,736	121,760	(1,555,669)	(1,556,654)
Income tax expense (benefit)	78,651	59,251	50,350	58,262	(577,000)	(611,183)
Income (Loss) From Continuing Operations before Minority Interest	70,695	89,362	80,386	63,498	(978,669)	(945,471)
Minority Share of Income	(28,053)	(28,872)	(20,380)	(17,979)	(9,068)	(7,578)
Income (Loss) From Continuing Operations	42,642	60,490	60,006	45,519	(987,737)	(953,049)
Discontinued Operations, net of tax	6,362	6,362	(1,609)	(1,609)	—	—
Income (Loss) before Cumulative Effect of Accounting Change	49,004	66,852	58,397	43,910	(987,737)	(953,049)
Cumulative Effect of Accounting Change, net of tax and minority interest	—	—	(11,789)	(11,789)	(7,035)	(7,035)
Net Income (Loss)	49,004	66,852	46,608	32,121	(994,772)	(960,084)
Preferred dividend requirement	(203)	(203)	(417)	(417)	(427)	(427)
Net Income (Loss) Available to Common	$48,801	$66,649	$46,191	$31,704	$(995,199)	$(960,511)

Basic Earnings per Share: (1)
Income (Loss) from Continuing Operations	$0.38	$0.53	$0.51	$0.38	$(8.43)	$(8.13)
Discontinued Operations	0.05	0.05	(0.01)	(0.01)	—	—
Cumulative Effect of Accounting Change	—	—	(0.10)	(0.10)	(0.06)	(0.06)
Net Income (Loss) Available to Common	$0.43	$0.58	$0.40	$0.27	$(8.49)	$(8.19)

Diluted Earnings per Share: (1)
Income (Loss) from Continuing Operations	$0.37	$0.52	$0.51	$0.38	$(8.43)	$(8.13)
Discontinued Operations	0.05	0.05	(0.01)	(0.01)	—	—
Cumulative Effect of Accounting Change	—	—	(0.10)	(0.10)	(0.06)	(0.06)
Net Income (Loss) Available to Common	$0.42	$0.57	$0.40	$0.27	$(8.49)	$(8.19)

(1) Earnings per Share amounts have been adjusted to give effect to the Special Common Share dividend in May 2005.

Appendix 2

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

	December 31, 2004		December 31, 2003
	As Previously Reported	As Restated	As Previously Reported	As Restated
Current Assets
Cash and cash equivalents	$1,168,581	$1,171,105	$937,651	$940,578
Accounts receivable Due from customers, less allowance	308,410	304,851	282,313	281,271
Other, principally connecting companies, less allowance	131,665	134,458	127,358	131,214
Materials and supplies	91,556	91,556	87,270	87,270
Prepaid expenses	44,014	44,271	32,766	32,760
Deferred income tax asset	36,040	43,867	19,396	21,586
Other current assets	29,951	27,606	18,192	13,968
	1,810,217	1,817,714	1,504,946	1,508,647
Investments
Marketable equity securities	3,398,804	3,398,804	2,772,410	2,772,410
Licenses	1,186,764	1,186,764	1,189,326	1,189,326
License rights	42,037	42,037	42,037	42,037
Goodwill	823,259	843,387	887,937	908,065
Customer lists, net of accumulated amortization	24,915	24,915	24,448	24,448
Investments in unconsolidated entities	206,763	199,518	214,885	211,178
Notes receivable, less valuation allowance	4,885	4,885	6,476	6,476
Other investments	18,154	18,154	15,439	15,439
	5,705,581	5,718,464	5,152,958	5,169,379
Property, Plant and Equipment, net
U.S. Cellular	2,439,719	2,440,720	2,271,254	2,271,389
TDS Telecom	945,762	945,762	1,079,732	1,077,791
Corporate and Other	—	32,962	—	29,468
	3,385,481	3,419,444	3,350,986	3,378,648

Other Assets and Deferred Charges	92,562	56,981	83,925	52,651

Assets of Operations Held for Sale	—	—	100,523	100,523

Total Assets	$10,993,841	$11,012,603	$10,193,338	$10,209,848
Current Liabilities
Current portion of long-term debt	$38,787	$38,787	$23,712	$23,712
Notes payable	30,000	30,000	—	—
Accounts payable	323,256	327,497	361,010	361,115
Customer deposits and deferred revenues	119,380	119,196	108,372	108,929
Accrued interest	27,936	27,936	31,884	31,884
Accrued taxes	76,266	63,184	46,107	47,607
Accrued compensation	71,707	71,707	69,290	69,290
Other current liabilities	53,991	51,164	56,570	56,895
	741,323	729,471	696,945	699,432
Deferred Liabilities and Credits
Net deferred income tax liability	1,466,649	1,488,655	1,285,024	1,304,796
Derivative liability	1,210,500	1,210,500	712,252	712,252
Asset retirement obligation	137,534	137,575	124,501	124,540
Other deferred liabilities and credits	79,674	82,631	119,076	125,607
	2,894,357	2,919,361	2,240,853	2,267,195
Long-Term Debt
Long-term debt, excluding current portion	1,974,599	1,974,599	1,994,913	1,994,913
Forward contracts	1,689,644	1,689,644	1,672,762	1,672,762
	3,664,243	3,664,243	3,667,675	3,667,675

Liabilities of Operations Held for Sale	—	—	2,427	2,427

Minority Interest in Subsidiaries	499,306	499,468	502,702	501,517

Preferred Shares	3,864	3,864	3,864	3,864

Common Stockholders’ Equity
Common Shares, par value $.01 per share	564	564	563	563
Special Common Shares, par value $.01 per share	—	—	—	—
Series A Common Shares, par value $.01 per share	64	64	64	64
Capital in excess of par value	1,823,161	1,822,541	1,843,468	1,843,468
Treasury Shares, at cost	(449,173)	(449,173)	(493,714)	(493,714)
Accumulated other comprehensive income	373,505	370,857	296,820	294,818
Retained earnings	1,442,627	1,451,343	1,431,671	1,422,539
	3,190,748	3,196,196	3,078,872	3,067,738

Total Liabilities and Stockholders' Equity	$10,993,841	$11,012,603	$10,193,338	$10,209,848

Appendix 3

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Three Months Ended,

(Unaudited, dollars in thousands, except per share amounts)

	March 31, 2005		June 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated

Operating Revenues	$928,166	$935,787	$965,558	$969,859
Operating Expenses

Cost of service and products (exclusive of depreciation, amortization and accretion separately below)	333,864	338,624	332,854	337,600
Selling, general and administrative expense	350,045	348,571	357,281	356,357
Depreciation, amortization and accretion expense	168,817	169,748	167,571	168,575
Total Operating Expenses	852,726	856,943	857,706	862,532

Operating Income	75,440	78,844	107,852	107,327
Investment and Other Income (Expense)
Investment income	14,233	14,754	16,520	18,188
Interest and dividend income	7,819	8,286	118,814	118,896
Gain (loss) on investments	500	500	(54,532)	(54,532)
Interest expense	(51,856)	(51,856)	—	—
Other income (expense), net	(4,193)	(4,321)	(4,381)	(6,708)
Total Investment and Other Income (Expense)	(33,497)	(32,637)	76,421	75,844

Income (Loss) before Income Taxes and Minority Interest	41,943	46,207	184,273	183,171
Income tax expense (benefit)	16,148	17,395	76,005	76,980
Income (Loss) before Minority Interest	25,795	28,812	108,268	106,191
Minority share of income	(5,250)	(5,763)	(8,907)	(9,135)
Net Income (Loss)	20,545	23,049	99,361	97,056
Preferred dividend requirement	(50)	(50)	(52)	(52)
Net Income (Loss) Available to Common	$20,495	$22,999	$99,309	$97,004

Basic Earnings per Share	$0.18	$0.20	$0.86	$0.84
Diluted Earnings per Share	$0.18	$0.20	$0.85	$0.83

Appendix 4

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

	March 31, 2005		June 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated

Current Assets
Cash and cash equivalents	$1,155,431	$1,158,396	$1,132,739	$1,135,777
Accounts receivable Due from customers,	296,770	296,768	312,362	312,953
Other, principally connecting companies,	124,442	125,336	137,261	137,750
Deferred income tax asset	32,679	40,505	20,601	28,427
Materials and supplies, at average cost	83,020	83,020	67,184	67,184
Other current assets	61,548	60,760	59,660	58,248
	1,753,890	1,764,785	1,729,807	1,740,339

Investments
Marketable equity securities	3,042,028	3,042,028	2,821,208	2,821,208
Licenses	1,358,725	1,358,725	1,362,434	1,362,434
Goodwill	823,249	843,377	823,399	843,527
Customer lists, net of accumulated amortization	22,615	22,615	20,952	20,952
Investments in unconsolidated entities	220,553	213,820	211,011	205,940
Other investments	22,397	22,397	22,710	22,710
	5,489,567	5,502,962	5,261,714	5,276,771

Property, Plant and Equipment
U.S. Cellular	2,428,470	2,429,759	2,450,296	2,451,307
TDS Telecom	928,851	928,851	915,965	915,965
Corporate and Other	—	31,674	—	31,111
	3,357,321	3,390,284	3,366,261	3,398,383

Other Deferred Charges	91,340	57,058	90,952	57,416

Total Assets	$10,692,118	$10,715,089	$10,448,734	$10,472,909

Appendix 5

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

	March 31, 2005		June 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated
Current Liabilities
Current portion of long-term debt	$15,106	$15,106	$2,727	$2,727
Notes payable	135,000	135,000	50,000	50,000
Accounts payable	256,840	262,756	274,288	281,146
Customer deposits and deferred revenues	122,952	123,040	124,380	124,457
Accrued taxes	93,016	79,500	148,125	133,753
Accrued compensation	42,006	42,006	50,291	50,291
Other current liabilities	83,570	81,349	82,407	80,351
	748,490	738,757	732,218	722,725

Deferred Liabilities and Credits
Net deferred income tax liability	1,458,205	1,481,565	1,420,201	1,444,367
Derivative liability	863,530	863,530	699,348	699,348
Other deferred liabilities and credits	222,454	223,280	231,595	234,360
	2,544,189	2,568,375	2,351,144	2,378,075

Long-Term Debt
Long-term debt, excluding current portion	1,987,229	1,987,229	1,869,928	1,869,928
Forward contracts	1,693,981	1,693,981	1,698,366	1,698,366
	3,681,210	3,681,210	3,568,294	3,568,294

Minority Interest in Subsidiaries	511,992	512,646	527,185	528,056

Preferred Shares	3,864	3,864	3,864	3,864

Common Stockholders’ Equity
Common Shares, par value $.01 per share	564	564	564	564
Special Common Shares, par value $.01 per share	—	—	633	629
Series A Common Shares, par value $.01 per share	64	64	64	64
Additional paid-in capital	1,819,710	1,819,090	1,819,953	1,819,336
Treasury Shares, at cost:			(215,385)	(215,385)
Common Shares	(439,038)	(439,038)	(215,385)	(215,385)
Accumulated other comprehensive income	368,022	365,287	333,945	331,516
Retained earnings	1,453,051	1,464,270	1,541,640	1,550,556
	3,202,373	3,210,237	3,266,029	3,271,895
Total Liabilities and Stockholders’ Equity	$10,692,118	$10,715,089	$10,448,734	$10,472,909